Exhibit 99.2

SHALE GAS INSIGHT 2011 The Great Gathering: A Midstream Perspective Frank Semple Chairman, President & CEO September 8, 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-wholly owned subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

MarkWest Key Investment Considerations 4 Committed to maintaining strong financial profile Debt to book capitalization of 44% Debt to Adjusted EBITDA of 3.2x Adjusted EBITDA to Interest Expense of 4.4x Established relationships with joint venture partners, which provides capital flexibility No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 180% (12% CAGR) since IPO ~$2.3 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO Proven ability to expand organizational capabilities Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey 2011 growth capital forecast of $675 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation) Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Strong Financial Profile Leading presence in five core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation Substantial Growth Opportunities

Geographic Footprint SOUTHWEST Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville 1.6 Bcf/d gathering capacity 580 MMcf/d processing capacity Arkoma Connector Pipeline JV Infrastructure under construction 75 MMcf/d Arapaho processing expansion NORTHEAST Huron/Berea Shale 505 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 285,000 barrel propane storage NGL marketing by truck, rail, & barge Infrastructure under construction Langley processing expansion Complete Ranger NGL pipeline LIBERTY Marcellus Shale JV with The Energy & Minerals Group 325 MMcf/d gathering capacity 625 MMcf/d cryogenic processing 60,000 Bbl/d C3+ fractionator Infrastructure under construction 320 MMcf/d processing capacity 75,000 Bbl/d de-ethanization facility 50,000 Bbl/d Mariner West project GULF COAST 140 MMcf/d cryogenic gas plant processing refinery off-gas 29,000 Bbl/d NGL fractionation capacity NGL marketing and transportation 5

Growth Driven by Customer Satisfaction 6 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

7 Shale Plays Are Driving Natural Gas Supply

MarkWest’s Commitment to Resource Plays 8 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

9 Source: Credit Suisse Resource Play Economics

Long-term Appalachian History 10 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Propane and heavier fractionation capacity of 24,000 Bbl/d On-site NGL storage capacity of approximately 285,000 barrels with access to more than 1MM barrels of additional dedicated storage Midstream infrastructure under construction Expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage Extensive NGL marketing experience in the Northeast Market Access Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction Gas gathering capacity 325 MMcf/d gathering capacity More than 200 miles of pipe and 72,000 hp of compression Cryogenic gas processing capacity 625 MMcf/d current 945 MMcf/d by mid-2012 NGL fractionation capacity 60,000 Bbl/d C3+ fractionation capacity 75,000 Bbl/d de-ethanization facility under construction 11

Liberty Marcellus Project Schedule 12 Mobley Processing Complex Under Construction Mobley I (2Q12) 120 MMcf/d NGL Pipeline to Majorsville (2Q12) Majorsville Processing Complex Majorsville I and II 270 MMcf/d NGL Pipeline to Houston Houston Processing Complex Houston I, II, and III 355 MMcf/d C3+ fractionation 60,000 Bbl/day C3 pipeline TEPPCO deliveries NGL Storage 1.3MM bbls Truck loading 8 bays Under Construction Rail Loading (4Q11) 200 Rail Cars De-ethanization (3Q13) 75,000 Bbl/day Mariner West ethane pipeline (3Q13) 50,000 Bbl/day MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d Sherwood Processing Complex Under Construction Sherwood I (3Q12) 200 MMcf/d NGL Pipeline to Mobley (3Q12) TEPPCO PRODUCTS PIPELINE Majorsville I,II Houston I,II,III Mobley I Sherwood I MARINER WEST

Houston Processing and Fractionation Complex 13

Majorsville Processing Complex 14

MarkWest Liberty Propane Supply and Distribution 15 MarkWest Liberty has invested significant capital to develop a world-class NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities Northeast markets can support significant propane sales from the Marcellus MarkWest Liberty will continue to develop additional pipeline, rail, and truck markets to further optimize NGL sales in the Northeast markets

Marcellus Ethane 16 In September, MarkWest Liberty announced the development of up to three large de-ethanizers at its Houston and Majorsville processing complexes The first phase will have capacity of ~75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West The second phase will increase the capacity to more than 115,000 Bbl/d of ethane MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system MarkWest Liberty provides Marcellus producers with optimal NGL infrastructure to maximize ethane economics Marcellus Ethane Production Versus Future Ethane Fractionation Capacity Source: Wells Fargo 0 20 40 60 80 100 120 2010A 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E Ethane Volumes (MBbls/d) Total Recoverable Ethane MWE Fractionation Expansion MWE + Dominion Fractionation Expansion Ethane not extracted (blended with low BTU gas)

Mariner West Ethane Pipeline 17 Houston Fractionator Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia In September, Sunoco Logistics announced the successful open season for Mariner West and the execution of definitive transportation agreements MarkWest Liberty will install de-ethanization at the Houston fractionation complex and will construct a 40-mile liquid ethane pipeline to connect to the Sunoco pipeline system Sunoco Logistics will utilize its existing pipeline network to deliver purity ethane to petrochem markets in Sarnia, Ontario, Canada Mariner West will have initial capacity of up to 50,000 Bbl/day and will be operational by mid-2013 A purity-ethane project to petrochem markets in Sarnia, Ontario, Canada

Mariner East Ethane Pipeline 18 Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia A purity-ethane project to premium Gulf Coast / International markets MarkWest Liberty would construct a 45-mile liquid ethane pipeline to connect to the Sunoco pipeline system Sunoco Logistics would convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service, would construct refrigerated ethane storage facilities, and would load the ethane onto refrigerated LPG carriers for transport Mariner East would have initial capacity of up to 50,000 Bbl/day and would be operational in mid-2013

In the Heart of the Shale Opportunities 19 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 20